                              SELECTED DEALER AGREEMENT

     This agreement is hereby entered into by and between ______________________ ("Dealer") and GREAT NATION INVESTMENT CORPORATION ("Underwriter") upon the date of acceptance by Underwriter as set forth below.

                                   R E C I T A L S:

     WHEREAS, TRANSITION AUTO FINANCE II, INC. ("Issuer") proposes to make a public offering and sale of $10,000,000 of Redeemable Secured Notes (the "Notes") on a best efforts basis through Underwriter and certain additional broker dealers who are members of the National Association of Securities Dealers, Inc. (the "NASD"); and

     WHEREAS, Dealer desires to offer the Notes on a best efforts basis;

                                  A G R E E M E N T:

     NOW, THEREFORE, Dealer and Underwriter do hereby agree that Dealer may offer for sale the Notes of Issuer upon the following terms and conditions:

     1. BEST EFFORTS. Dealer agrees to use its best efforts to solicit and obtain subscriptions to purchase the Notes in accordance with the terms and conditions set forth herein.

     2.   REPRESENTATION AND WARRANTIES.  Dealer represents and warrants that
(i) it is a member in good standing of the NASD, (ii) is registered as a broker-dealer under the Securities and Exchange Act of 1934, (iii) is licensed as a broker-dealer under the law of the state(s) listed below the Dealer's signature hereunder, (iv) neither Dealer nor any of its executive officers and directors are currently subject to any administrative order or judgment in any state which prohibits the use of any exemption from registration in connection with the purchase or sale of securities, (v) neither Dealer nor any of its executive officers and directors are subject to any order, judgment or decree of any court of competent jurisdiction temporarily or preliminarily restraining or enjoining, or subject to any order, judgment or decree of any Court of competent jurisdiction entered within the last five years permanently restraining or enjoining such person from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security or commodity or involving the making of any false filing with any such state, and (vi) neither Dealer nor any of its executive officers and directors have been convicted of a felony involving the purchase or sale of a security within five years prior to the commencement of the Offering.

     3.   DUTIES.  Dealer covenants and agrees:

          (a) To use its best efforts to procure purchases for the Notes in accordance with the terms of the Offering as set forth in the Prospectus. Such purchases shall be at or above the minimum investment in the Notes as set forth in the Prospectus. Dealer shall not be entitled to solicit the services of other broker-dealers or pass through or reallow any portion of the compensation set forth in Section 4 in connection with performing the Dealer's service hereunder.

          (b) To at all times comply with all applicable provisions of the Securities Act of 1933, as amended (the "Act"), the Securities Act of 1934 and the rules and regulations of the Commission thereunder, state Blue Sky securities laws and the rules of the NASD, including, without limitation, Sections 8, 24, 25 and 36 of Article III of the NASD rules of Fair Practice, all prospectus delivery requirements as required by law and the prohibition against the direct or indirect payment or awarding of any finder's fees, commissions, or other compensation to any person engaged by a potential investor or investment advice as an inducement to such advisor to advise the purchase of an interest in a particular program; provided, however, that the payment of the normal sales commissions payable to a registered broker-dealer or other properly licensed person for selling the Notes shall not be prohibited;

          (c) To sell the Notes only in state(s) and jurisdiction(s) in which Dealer is licensed as a broker-dealer, and only in state(s) and jurisdiction(s) and in such amounts for which Blue Sky clearance has been obtained as indicated to Dealer by the Underwriter;

          (d) To take actions as may be required by law or which it may deem reasonably necessary in order to ascertain that a purchase of the Notes is suitable for a prospective purchaser, and maintain a record thereof for a period of at least six years, or such other period as required by law;

          (e) To supply the Underwriter with such written reports of Dealer's activities relating to the offering of the Notes as the Underwriter may from time to time reasonably request;

          (f) To obtain in connection with the sale of the Notes, the appropriate payment by the purchaser for the number or amount of the Notes indicated in the form of a check payable to the escrow agent until escrow is broken and thereafter a check made payable to Underwriter. In either event, such funds shall be transmitted to the escrow agent or

     Trustee by noon of the next business day following the day of receipt.

          In the event that the payment received by Dealer is not made payable as set forth in subparagraph (f) above, then Dealer agrees to return such payment to the purchaser within one business day from receipt thereof. In the event that a payment is received by the Underwriter which is not made payable as set forth in this subparagraph (f), then Underwriter will return such payment within one business day from receipt thereof.

          If there is no escrow, the Registrar will mail the securities to the security purchaser after the receipt of payment. If there is an escrow, the Registrar will mail the securities to the security purchaser after the conditions of escrow have been met. The procedure for the handling of orders shall be subject to instructions which shall be forwarded from time to time to all members of the Selling Group. Neither the escrow agent or the Underwriter, as applicable, will accept any order from Dealer which is placed on a conditional basis or subject to any delay or contingency prior to execution.

          In addition, Dealer will provide the Underwriter with the name, address and social security or tax identification number of, and the amount tendered and number of Notes indicated for, by each such participant.

          (g) In recommending to a participant the purchase, sale or exchange of the Notes, Dealer and persons associated with Dealer shall:

               (1) Have reasonable grounds to believe, on the basis of information obtained from the participant concerning his investment objectives, other investments, financial situation and needs, and any other information known by the Dealer or associated person that:

                    (a) The participant is, or will be, in an financial position appropriate to enable the participant to realize to a significant extent the benefits described in the Prospectus;

                    (b) An investment in the Issuer is otherwise suitable for the participant; and

               (2) Maintain in the files of the Dealer for a period of six years documents disclosing the basis upon which the determination of suitability was reached as to each participant.

          Notwithstanding the above, the Underwriter has no duty to determine the suitability of the investment for a particular investor and nothing contained herein shall imply to the Underwriter any such duty. Nor shall the Underwriter be subject to any duty to determine if Dealer has complied with Dealer's duty to determine the suitability of the investment for a particular investor.

          (h) To comply with and abide by all terms and conditions of the Prospectus;

          (i) To not alter, change or modify in any regards the prospectus or any sales materials provided by the Underwriter and furthermore, Dealer understands that if Dealer uses any other sales materials not provided by the Underwriter, then Dealer does so at Dealer's own risk and peril.

          (j) To review the Prospectus and other materials provided by the Issuer, and to have reasonable grounds to believe, based on information obtained from the Issuer, through the Prospectus and any other materials provided, that all material facts are adequately and accurately disclosed and provide a basis for evaluating the proposed activities of the Issuer. In determining the adequacy of disclosed facts pursuant to this Section 2, Dealer and persons associated with Dealer shall obtain information of material facts relating at a minimum to the following, if relevant in view of the nature of the proposed activities of the Issuer:

               (1)  Items of compensation;

               (2)  Physical properties;

               (3)  Tax aspects;

               (4)  The Issuer's conflicts and risk factors; and

               (5)  Appraisals and other financial data.

          (k) Prior to the purchase of the Notes, to inform the prospective participant of all pertinent facts relating to the liquidity and marketability of the Notes during the term of the investment.

          (l) To promptly inform the Underwriter if Dealer shall have knowledge of any material misstatement or material omission in any customer records.

     4.   COMPENSATION.  Dealer shall receive as compensation

Selling Commissions of six percent (6%) and up to 2% in connection with due diligence activities of the sales price of any Notes sold by the Dealer to the public in accordance herewith. Notwithstanding the above, no Sales Commissions and no expense allowance or reimbursement shall be paid with respect to the Notes sold hereunder until escrow has been met. Subject to the previous sentence, all Selling Commissions and other compensation to Dealer under this Agreement shall be paid as hereinafter provided. It is understood by Dealer that a portion of its commission is being paid to Dealer in consideration of its efforts to conduct the due diligence determined by the Dealer to be reasonably necessary and that Dealer will be solely responsible for such diligence; the Underwriter will have no responsibility or liability pertaining thereto (although the Underwriter may, in its discretion, reallow a portion of its due diligence cost reimbursement to Dealer in connection therewith).
Notwithstanding the foregoing, Dealer will not be entitled to receive compensation pursuant to this section 3 in the event that (i) the Underwriter or the Issuer determines that any offer, sale or solicitation by Dealer was made in violation of the Act, of any of the regulations thereunder, of the securities or Blue Sky laws of any jurisdiction or the NASD, or of any covenant or representation made hereunder, (ii) if the Underwriter shall not have previously received from Dealer a confirmed copy of this Agreement; or (iii) with respect to certain subscriptions, the Issuer or the Underwriter, in their sole discretion, do not accept (in whole or in part) such subscriptions to purchase Notes obtained by Dealer for any reason, or any Documents for such subscriptions, if any, fully complete and duly executed, are received by the Underwriter after the final Closing Date.

     Prior to escrow being met, all monies for the purchase of the Notes by subscribers will be sent directly to the escrow agent. The Trustee will pay all commissions to the Underwriter and the Underwriter does hereby agree to remit to Dealer the commissions due Dealer as follows:

          After escrow is broken, commission checks will be mailed to Dealer by the Underwriter no later than the 25th of the month in regard to all customer funds received by the Trustee during the first 15 days of the month and no later than the 10th day of the following month in regard to all customer funds received by the Trustee after the 15th day of the month. Commissions will not be paid until all of the conditions of the escrow are met. Once the conditions of the escrow are met, then such initial commissions will be paid to Dealer by Underwriter on the next scheduled commission pay date after receipt of the funds by Underwriter.

     In the event that the Trustee pays the commissions due Dealer directly to Dealer, then Underwriter is released thereby for the payment of such commissions actually paid to Dealer by Trustee.

     5. SALES INCENTIVE PROGRAMS. No sales incentive bonuses shall be paid directly or indirectly in connection with the offer and sale of the Notes.

     6. TERMS AND TERMINATION. Dealer's obligations under this Agreement shall commence as of the date of this Agreement or the effective date of the Prospectus, whichever occurs later, and shall continue (unless otherwise terminated as provided herein) until Dealer has been notified that the Offering of the Notes has ceased or has been completed.

     Dealer's services, under this Agreement, may be terminated by the Underwriter, if (i) Dealer fails to comply with any provisions of this Agreement; (ii) any of Dealer's representations or warranties made herein are false; or (iii) Dealer ceases to be (a) a member in good standing of the NASD,
(b) registered as a broker-dealer under the Securities Exchange Act of 1934, (c) licensed as a broker-dealer under the Securities Exchange Act of 1934, or (d) licensed as a broker-dealer under the state(s) listed on the signature page hereto; provided, however, that if Dealer ceases to be registered in less than all the states listed herein, this Agreement may not be terminated by the Underwriter, but Dealer shall no longer offer or sell the Notes in such states. Dealer will notify the Underwriter in writing of the occurrence of any of the foregoing.

     Furthermore, either party hereto may terminate this Agreement, with or without cause, upon ten days prior written notice.

     In the event of termination, Dealer shall not be entitled to any commissions earned after the date of the occurrence giving rise to the termination or any restitution for the value of its services thereafter performed.

     7. AUTHORITY. It is understood that Dealer's relationship with the Underwriter is as an independent contractor and that nothing herein shall be construed as creating a partnership, joint venture, or employer and employee relationship between Dealer and the Underwriter. Dealer is not authorized to give any information or make any representations or warranties in connection with the offer and sale of the Notes except as stated in the Prospectus, or any sales material provided by the Underwriter; and provided further that any such sales material or advertising may be delivered to a person only if a copy of the Prospectus is forwarded upon receipt of an indication of interest.

     8. THIRD PARTY BENEFICIARY. It is understood that the Issuer intends to rely, in connection with the Offering on the covenants, representations and warranties made herein by Dealer to the Underwriter, and that the Issuer is intended to be a third party beneficiary of such covenants, representations and warranties.

     9. INDEMNIFICATION. Dealer agrees to indemnify and hold harmless the Issuer and the Underwriter and their controlling persons, shareholders, officers and directors for any and all losses, claims, damages, liabilities, and expenses, including attorney's fees, arising in connection with the offering or sale of Notes, insofar as such losses, claims, damages, or liabilities (or action in respect thereof) arise out of, or are based upon any unauthorized verbal or written representations by Dealer, any untrue statements or alleged untrue statement of any material fact made by Dealer, or the failure of Dealer or Underwriter to deliver a copy of the Prospectus to a purchaser of the Notes procured by Dealer at or prior to the time such person agrees to purchase the Notes, or for a violation by Dealer of any federal, state (including state Blue Sky and securities laws and any applicable suitability requirements) or local statute or common law, or of any court order, or of any rule or regulation of any governmental unit or agency or the NASD, for the breach of any representation or warranty made by Dealer herein, or for the failure of Dealer to properly perform any of its duties described herein, and to reimburse any legal or other expense reasonably incurred by any of such persons in connection with investigation or defense of such loss, claim, damage, liability, or action.

     Notwithstanding the foregoing, the Underwriter and their Affiliates and any person acting as a Selected Dealer shall not be indemnified hereunder for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless (1) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee and the court approves indemnification or the litigation costs, or (2) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the indemnification of the litigation costs, or (3) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and related costs should be made. If any claim for indemnification for federal or state securities law violation, the party seeking indemnification shall place before the court the position of the S.E.C. and any other applicable regulatory authority with respect to the issue of the indemnification for securities law violations.

     10. METHOD AND LOCATION OF NOTICES. All communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be mailed, delivered, or telecopied as follows:

     To Underwriter at:

          5408 A Bell Street
          Amarillo, Texas 79109
          FAX (806) 353-9631, and

     To Dealer at:

          -----------------------------------

          -----------------------------------
          FAX
              -------------------------------.

     Notice shall be deemed to be given by a party to another (i) if by personal delivery, on the date of such delivery, (ii) if telecopied, on the date of transmission, if the receiving party confirms receipt of such notice telephonically, and (iii) if mailed, three days after delivery to the mails, postage prepaid, registered mail, return receipt requested, to the addresses provided in this Section 10.

     11. RESPONSIBILITY FOR COMPLIANCE. Dealer is solely responsible for Dealer's compliance with all applicable securities laws in regard to the offering of the Notes and nothing contained herein shall be construed so as to cause the Underwriter to assume responsibility for Dealer's compliance.

     12. COMPLIANCE WITH UNDERWRITING AGREEMENT. Dealer hereby acknowledges that Dealer has been provided with a copy of the Best Efforts Underwriting Agreement entered into by and between Underwriter and Issuer in regard to the offering of the Notes and Dealer does hereby agree to be bound by the terms and conditions of such agreement as applicable to Dealer. Furthermore, such Underwriting Agreement shall inure to the benefit of Dealer to the extent applicable.

     13.  MISCELLANEOUS.

          (a) Any customer account information submitted by the Dealer shall be considered confidential. The Underwriter shall not use such information as a source for solicitation purposes or in any other manner that is inconsistent with the purposes of this Agreement.

          (b) No rights or interests created hereunder may be transferred, conveyed or assigned except with the prior written consent of the Underwriter.

          (c) Notwithstanding the date or dates that this Agreement shall be actually signed by the parties hereto, Dealer's representations, warranties and agreements herein shall be effective as if made prior to the commencement by Dealer of its performance hereunder.


                              DEALER:

                              ----------------------------------


                              By:
                                 -------------------------------
                              Title:
                                    ----------------------------
                              Dated:
                                    -----------------------------

                              States in which Dealer is licensed:
                              -----------------------------------
                              -----------------------------------
                              -----------------------------------
                              -----------------------------------
                              -----------------------------------
                              -----------------------------------


                              UNDERWRITER:

                              GREAT NATION INVESTMENT CORPORATION


                              By:
                                 --------------------------------
                                 Byron Pat Treat
                                 Its President


                              Date:
                                   ------------------------------